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                                                                    EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

     In connection with the Quarterly Report of Abington Community Bancorp, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2006, (the "Report") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack J. Sandoski, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Jack J. Sandoski
                                        ----------------------------------------
                                        Jack J. Sandoski
                                        Senior Vice President and
                                        Chief Financial Officer
                                        November 14, 2006

     A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT HAS BEEN PROVIDED TO ABINGTON COMMUNITY BANCORP, INC. AND WILL BE RETAINED BY ABINGTON COMMUNITY BANCORP, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.